UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: February 8, 2016

DraftDay Fantasy Sports, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 8, 2016, DraftDay Fantasy Sports, Inc. (“DraftDay” or the “Company”) completed its previously announced sale of the assets of its Viggle business, including the Viggle application (the “Business”), to Perk.com, Inc. under an Asset Purchase Agreement signed on December 13, 2015 (the “Transaction”).

As consideration for the assets to be sold, the Company received the following consideration:

●	1,370,000 shares of Perk common stock (the “Initial Perk Shares”), a portion of which will be placed in escrow to satisfy any potential indemnification claims;

●	2,000,000 Perk Shares if Perk’s total revenues exceed USD $130.0 million for the year ended December 31, 2016 or December 31, 2017 (the “Earn-Out”);

●
A warrant  entitling the Company to purchase 1,000,000 shares of Perk common stock at a strike price of CDN $6.25 per share in the event the volume weighted average price (“VWAP”) of shares of Perk common stock is greater than or equal to CDN $12.50 for 20 consecutive trading days in the two year period following the closing of the Acquisition;

●
A warrant entitling the Company to purchase 1,000,000 shares of Perk common stock at a strike price of CDN $6.25 per share in the event that the VWAP of Perk common stock is greater than or equal to CDN $18.75 for 20 consecutive trading days in the two year period following the closing of the Acquisition; and

●	Perk will also assume certain liabilities of the Company, including Viggle points liability.

The foregoing summary of the Asset Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Asset Purchase Agreement, which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated December 14, 2015.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed on the Company’s Current Report on Form 8-K dated December 14, 2015, on December 13, 2015, the Company entered into a Credit Agreement with Perk, under which Perk provided a $1,000,000 line of credit to the Company (the “Credit Agreement”).  As provided in the Credit Agreement, the Company elected to pay all amounts outstanding under the Credit Agreement by reducing the number of shares of Perk common stock due at closing of the Transaction by 130,000 shares.  The Asset Purchase Agreement provided that Perk was to deliver 1,500,000 shares of Perk common stock at closing.  Therefore, because the Company elected to pay amounts outstanding under the Credit Agreement in full by reducing the number of shares of Perk common stock payable by Perk at closing by 130,000 shares, Perk delivered 1,370,000 shares of Perk common stock at closing, and the Credit Agreement is now deemed paid in full.  Further, the security interest granted to Perk in the assets of the Company under the Security Agreement executed in connection with the Credit Agreement has been terminated.

Item 9.01. Financial Statements and Exhibits.

(b)  Pro forma financial information

The Company has prepared unaudited pro forma condensed consolidated financial statements (“unaudited pro forma statements”) to assist readers in understanding the nature and effects of the Transaction. The unaudited pro forma statements are based on the Company’s historical consolidated financial statements adjusted to give effect to the sale of the Business to Perk. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended September 30, 2015, and for the fiscal years ended June 30, 2015 and June 30, 2014 have been prepared with the assumption that the Transaction was completed as of July 1, 2013. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 has been prepared with the assumption that the Transaction was completed as of the balance sheet date. Such statements are incorporated by reference to the Company’s Definitive Information Statement on Schedule 14C as filed with the Securities and Exchange Commission on January 6, 2016.

(d) Exhibits

Exhibit No.	Description

99.1	Pro forma financial statements (incorporated by reference to the Company’s Definitive Information Statement on Schedule 14C as filed with the Securities and Exchange Commission on January 6, 2016)

99.2	Press release dated February 8, 2016 relating to closing of the Transaction.

Additional Information About The Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Transaction, future financial and operating results, benefits and synergies of the Transaction, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Transaction to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which DraftDay and Perk operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in DraftDay’s SEC filings, including DraftDay’s Annual Report on Form 10-K for the year ended June 30, 2015 and Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2015. These forward-looking statements speak only as of the date of this communication and DraftDay assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTDAY FANTASY SPORTS, INC.

Date: February 8, 2016	By:	/s/ Mitchell J. Nelson
	Name:	Mitchell J. Nelson
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro forma financial statements (incorporated by reference to the Company’s Definitive Information Statement on Schedule 14C as filed with the Securities and Exchange Commission on January 6, 2016)

99.2	Press release dated February 8, 2016 relating to closing of the Transaction.